SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
September 26, 2005

TEJAS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-29235	13-3577716

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8226 Bee Caves Road
Austin, Texas 78746
(Address of principal executive offices including Zip Code)
(512) 306-8222
(Registrant’s telephone number, including area code)
N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
     On September 26, 2005, Salter Family Partners, Ltd., a family limited partnership controlled by Mark M. Salter, the Company’s Chief Executive Officer, elected to convert the $1,000,000 balance of that certain Replacement Subordinated Convertible Promissory Note effective as of July 7, 2004 into 1,000 shares of the Company’s Series A Convertible Preferred Stock. The terms of the Series A Convertible Preferred Stock are more particularly described in a Certificate of Designations for Series A Convertible Preferred Stock, which terms are incorporated herein by reference.
Item 9.01 Exhibits.
     (c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Certificate of Designations for Series A Convertible Preferred Stock (incorporated by reference to Exhibit 10.1 of the Registrant’s Quarterly Report on Form 10-Q filed on August 15, 2005).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEJAS INCORPORATED (Registrant)
Dated: September 26, 2005	By:	/s/ Kurt J. Rechner
	Name:	Kurt J. Rechner
	Title:	President, Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Certificate of Designations for Series A Convertible Preferred Stock (incorporated by reference to Exhibit 10.1 of the Registrant’s Quarterly Report on Form 10-Q filed on August 15, 2005).